SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2004

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-22784	42-1249184
(Commission File Number)	(IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 858-848-3401

Item 5. Other Events and Regulation FD Disclosure.

On April 1, 2004, Gateway, Inc. announced its plan to close Gateway’s retail stores. The press release is included as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

99.1	Press release, dated April 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 1, 2004

GATEWAY, INC.

By:	/s/ RODERICK M. SHERWOOD III Roderick M. Sherwood III Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated April 1, 2004